UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 4, 2006
infoUSA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5711 South 86th Circle
Omaha, Nebraska		68127
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (402) 593-4500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends our current report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2006 relating to the acquisition of Opinion Research Corporation. The purpose of this report is to provide the financial statements and information required by Item 9 of the Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Opinion Research Corporation
1.	Audited Financial Statements of Opinion Research Corporation

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2004 and 2005

Consolidated Statements of Operations for the years ended December 31, 2004 and 2005

Consolidated Statements of Stockholders’ Equity for the year ended December 31, 2005

Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2005

Notes to Consolidated Financial Statements

2.	Unaudited Financial Statements of Opinion Research Corporation

Consolidated Balance Sheet as of September 30, 2006

Consolidated Statements of Operations for the nine months ended September 30, 2005 and 2006

Consolidated Statements of Cash Flows for the nine months ended September 30, 2005 and 2006
(b) Pro Forma Financial Information
1.	Unaudited Pro Forma Financial Statements of infoUSA Inc.

Combined Balance Sheet as of September 30, 2006

Combined Statements of Operations for the nine months ended September 30, 2006

Combined Statement of Operations for the year ended December 31, 2005

Notes to Combined Financial Information
(c) Exhibits.
The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm, filed herewith

99.1	Report of Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc.
(Registrant)

February 13, 2007	/s/ STORMY L. DEAN

Stormy L. Dean
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm, filed herewith

99.1	Report of Independent Registered Public Accounting Firm

99.2	Unaudited Pro Forma Consolidated Financial Statements